Exhibit 21


DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION AS OF 01/31/2000
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
Name                                                           Location
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A
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A/M Properties, Inc.                                           Baltimore, MD
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Abilene Park, Inc.                                             Dallas, TX
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Aegina FSC, Inc.                                               Charlotte Amalie, St. Thomas, U.S. V.I.
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Aegina, Inc.                                                   San Francisco, CA
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Aerocrane Leasing Ltd.                                         Charlotte Amalie, St. Thomas, U.S. V.I.
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AF Funding (1993), Inc.                                        Wilmington, DE
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AF Funding II (1993), Inc.                                     Wilmington, DE
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Air France/KDHF II (NGHGI) (Grantor Trust)                     Wilmington, DE
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Air France/NationsBank (Grantor Trust)                         Wilmington, DE
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Airlease Ltd., A California Limited Partnership                San Francisco, CA
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Airlease Management Services, Inc.                             San Francisco, CA
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Alamo Funding II, Inc.                                         Dallas, TX
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Alamo Funding, Inc.                                            Dallas, TX
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Alpargatas S.A.I.C.                                            Buenos Aires, Argentina
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Alpha Dearborn Limited Partnership                             Lake Forest, IL
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ALS II, Inc.                                                   Wilton, CT
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Amadeo, Inc.                                                   Las Vegas, NV
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Amadeo Trust                                                   Las Vegas, NV
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Amarillo Lane, Inc.                                            Dallas, TX
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American Financial Service Group, Inc.                         Greensboro, NC
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Amsalem (QSPE) Limited                                         George Town, Grand Cayman, Cayman Is.
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ANA II (Grantor Trust)                                         Wilmington, DE
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Anaconda Management LLC                                        Dallas, TX
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APL, Inc.                                                      Dallas, TX
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Appold Holdings Limited                                        London, U.K.
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Appold Leasing, Inc.                                           San Francisco, CA
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Appold Limited                                                 London, U.K.
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Arch Reinsurance Company, Ltd.                                 George Town, Grand Cayman, Cayman Is.
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Ariens Credit Corporation                                      Alpharetta, GA
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Arrendadora Bank of America, S.A.                              Mexico City, Mexico
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Ashburn A Corp.                                                Baltimore, MD
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Asian American Merchant Bank Ltd.                              Singapore, Singapore
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Asp Funding II, Inc.                                           Dallas, TX
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Asp Funding, Inc.                                              Dallas, TX
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Asset Backed Funding Corporation                               Charlotte, NC
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Asset Holding Co. Inc.                                         San Francisco, CA
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Atico Financial Corporation dba Cavalier Properties            Miami, FL
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Atlanta Affordable Housing Fund Limited Partnership            Charlotte, NC
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Atlantic Equity Corporation                                    Charlotte, NC
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                                       1
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
Austin Community Development Corporation                       Austin, TX
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Austin National Realty Corporation                             Austin, TX
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B
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B&D Phase III LLC                                              Baltimore, MD
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B.A. Insurance (Cayman) Ltd.                                   George Town, Grand Cayman, Cayman Is.
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BA 1998 Partners Associates Fund, L.P.                         Chicago, IL
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BA 1998 Partners Fund I, L.P.                                  Chicago, IL
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BA 1998 Partners Fund II, L.P.                                 Chicago, IL
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BA 1998 Partners Fund, Limited                                 Chicago, IL
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BA 1998 Partners Master Fund I, L.P.                           Chicago, IL
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BA 1998 Partners Master Fund II, L.P.                          Chicago, IL
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BA Agency, Inc.                                                Albuquerque, NM
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BA Asia Limited                                                Hong Kong, PRC
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BA Assets Company                                              George Town, Grand Cayman, Cayman Is.
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BA Australia Limited                                           Sydney, New South Wales, Australia
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BA Capital Company, L.P.                                       Charlotte, NC
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BA Card Operations, Inc.                                       Dover, DE
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BA Card Services, Inc.                                         Makati, Philippines
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BA Coinvest GP, Inc.                                           Chicago, IL
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BA Equity Advisors Sp.zo.o                                     Warsaw, Poland
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BA Equity Holdings, L.P.                                       Charlotte, NC
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BA Equity Investment Company, L.P.                             Charlotte, NC
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BA Equity Investors, Inc.                                      Chicago, IL
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BA Finance (Hong Kong) Limited                                 Hong Kong, PRC
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BA Finance Ireland Limited                                     Dublin, Ireland
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BA Finance Lease, Inc.                                         San Francisco, CA
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BA Holding Company S.A.                                        Luxembourg, Luxembourg
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BA Insurance Agency, Inc.                                      San Diego, CA
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BA Interactive Services Holding Company, Inc.                  San Francisco, CA
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BA International (Netherlands) B.V.                            Amsterdam, The Netherlands
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BA Investment Leasing Co., Ltd.                                Tokyo, Japan
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BA LocProc Pty. Limited                                        Sydney, New South Wales, Australia
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BA Merchant Services, Inc.                                     San Francisco, CA
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BA Mortgage, LLC                                               Charlotte, NC
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BA Netting Limited                                             London, U.K.
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BA Northwest Community Service Corporation                     Seattle, WA
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BA Overseas Holdings                                           George Town, Grand Cayman, Cayman Is.
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BA Properties, Inc.                                            Los Angeles, CA
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BA Rescarven Holding Company                                   George Town, Grand Cayman, Cayman Is.
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BA SBIC Sub, Inc.                                              Chicago, IL
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BA Securities Australia Limited                                Sydney, New South Wales, Australia
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BA Securities Investment Advisory Limited                      Taipei, Taiwan
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BA Service Corp.                                               Charlotte, NC
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BA Staff Superannuation Limited                                Sydney, New South Wales, Australia
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                                       2
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
BA Swiss FSC Holdings, Inc.                                    San Francisco, CA
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BA Technology I, LLC                                           Charlotte, NC
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BAC Funding Consortium, Inc.                                   Miami, FL
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BAC Realty LLC                                                 Dallas, TX
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BAC Services Inc.                                              New York, NY
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BACAN Capital Trust                                            Wilmington, DE
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BACF Corporation                                               Wilton, CT
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BAEC Investments, L.L.C.                                       Chicago, IL
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BAEP Asia (Philippines) Limited LLC                            Chicago, IL
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BAEP Asia Limited                                              Curepipe, Mauritius
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BAEP Nord I LLC                                                Chicago, IL
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BAEP Nord IA LLC                                               Chicago, IL
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BAEP Nord II LLC                                               Chicago, IL
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BAEP Nord III LLC                                              Chicago, IL
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BAEP Nord IIIA LLC                                             Chicago, IL
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BAEP Nord IV LLC                                               Chicago, IL
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BAEP Nord V LLC                                                Chicago, IL
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BAEP Telecommunications Investments, L.L.C.                    Chicago, IL
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Balmoral Leasing Ltd.                                          Charlotte Amalie, St. Thomas, U.S. V.I.
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Baltic M Corp.                                                 Baltimore, MD
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BA-MBS LLC                                                     Las Vegas, NV
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Bamerilease, Inc.                                              Phoenix, AZ
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Bamerinvest, C.A.                                              Caracas, Chacao, Venezuela
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Banc of America Advisors, Inc.                                 Charlotte, NC
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Banc of America Agency of Nevada, Inc.                         Las Vegas, NV
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Banc of America Agency of Texas, Inc.                          Dallas, TX
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Banc of America Agency, LLC                                    Towson, MD
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Banc of America Auto Finance Corp.                             Las Vegas, NV
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Banc of America Business Finance Corporation                   Atlanta, GA
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Banc of America Capital Markets-Asia, Inc.                     Singapore, Singapore
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Banc of America Capital Markets-Japan, Inc.                    Tokyo, Japan
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Banc of America CDC Special Holding Company, Inc.              Charlotte, NC
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Banc of America Commercial Corporation                         Tucker, GA
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Banc of America Commercial Finance Corporation                 Wilton, CT
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Banc of America Community Development Corporation              Charlotte, NC
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Banc of America Community Holdings, Inc.                       Charlotte, NC
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Banc of America Financial Products, Inc.                       Chicago, IL
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Banc of America FSC Holdings, Inc.                             San Francisco, CA
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Banc of America Funding Corporation                            Charlotte, NC
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Banc of America Futures, Incorporated                          Chicago, IL
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Banc of America Historic Ventures, LLC                         Charlotte, NC
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Banc of America Insurance Services, Inc.                       Mount Airy, MD
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Banc of America Investment Services, Inc.                      Charlotte, NC
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Banc of America Leasing & Capital, LLC                         San Francisco, CA
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Banc of America Management Corporation                         Wilton, CT
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

                                       3
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
Banc of America Mortgage Capital Corporation                   Charlotte, NC
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Banc of America Neighborhood Services Corporation              Charlotte, NC
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Banc of America Options, Inc.                                  Chicago, IL
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Banc of America SBIC Corporation                               Charlotte, NC
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Banc of America Securities Limited                             London, U.K.
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Banc of America Securities LLC                                 Charlotte, NC
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Banc of America Specialty Finance, Inc.                        Alpharetta, GA
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Banc of America Vendor Finance, Inc.                           San Diego, CA
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BancAmerica Capital Holdings I, L.P.                           Charlotte, NC
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BancAmerica Capital Holdings II, L.P.                          Chicago, IL
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BancAmerica Capital Investors I, L.P.                          Charlotte, NC
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BancAmerica Capital Investors II, L.P.                         Chicago, IL
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BancAmerica Capital Investors SBIC I, L.P.                     Charlotte, NC
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BancAmerica Capital Investors SBIC II, L.P.                    Chicago, IL
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BancAmerica Coinvest Fund, L.P.                                Chicago, IL
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BancAmerica Commercial Corporation                             San Francisco, CA
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Banco Liberal S.A.                                             Rio de Janeiro, Brazil
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BancofAmerica Forex (Philippines), Inc.                        Makati, Philippines
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Bank IV Affordable Housing Corporation                         Wichita, KS
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Bank IV Community Development Corporation                      Wichita, KS
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Bank IV Securities, Inc.                                       Charlotte, NC
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Bank Marketing Systems, Inc.                                   Oklahoma City, OK
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Bank of America (Asia) Limited                                 Hong Kong, PRC
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Bank of America (Hawaii) Insurance Agency, Inc.                Honolulu, HI
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Bank of America (Jersey) Limited                               St. Helier, Jersey, Channel Islands
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Bank of America (Macau) Limited                                Macau
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Bank of America (Polska) S.A.                                  Warsaw, Poland
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Bank of America Canada                                         Toronto, Ontario, Canada
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Bank of America Canada Capital Co.                             Nova Scotia, Canada
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Bank of America Canada Leasing Corporation                     Calgary, Alberta, Canada
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Bank of America Canada Leasing III, Inc.                       Calgary, Alberta, Canada
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Bank of America Canada Leasing IV, Inc.                        Calgary, Alberta, Canada
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Bank of America Canada Leasing VI, Inc.                        Calgary, Alberta, Canada
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Bank of America Canada Leasing VIII, Company                   Calgary, Alberta, Canada
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Bank of America Canada Securities Corporation                  Toronto, Ontario, Canada
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Bank of America Canada Specialty Group Ltd.                    Mississauga, Ontario, Canada
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Bank of America Capital Corporation                            Chicago, IL
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Bank of America Colombia                                       Bogota, Colombia
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Bank of America Community Development Bank                     Walnut Creek, CA
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Bank of America do Brasil Ltda.                                Sao Paulo, Brazil
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Bank of America Illinois Community Development Corporation     Chicago, IL
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Bank of America International Limited                          London, U.K.
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Bank of America Leasing Corp.                                  Charlotte, NC
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Bank of America Malaysia Berhad                                Kuala Lumpur, Malaysia
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Bank of America Mexico, S.A., Institucion de Banca Multiple    Mexico City, Mexico
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

                                       4
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
Bank of America Mortgage Securities, Inc.                      San Francisco, CA
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Bank of America Reinsurance Corporation                        Burlington, VT
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Bank of America Singapore Limited                              Singapore, Singapore
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Bank of America Technology and Operations, Inc.                Dallas, TX
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Bank of America Trust Company of Delaware, National
Association                                                    Greenville, DE
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Bank of America Ventures                                       Foster City, CA
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Bank of America, National Association                          Charlotte, NC
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Bank of America, National Association (USA)                    Phoenix, AZ
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Bank of America, S.A.                                          Madrid, Spain
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Bank of America-Giannini Foundation                            San Francisco, CA
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Bank of Canton (Nominees) Limited, The                         Hong Kong, PRC
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Bank South Home Equity, Inc.                                   Atlanta, GA
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BankAmerica Acceptance Corp.                                   San Diego, CA
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BankAmerica Capital Advisors LLC                               Chicago, IL
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BankAmerica Capital I                                          San Francisco, CA
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BankAmerica Capital II                                         San Francisco, CA
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BankAmerica Capital III                                        San Francisco, CA
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BankAmerica Capital IV                                         San Francisco, CA
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BankAmerica Community Development Corporation                  Walnut Creek, CA
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BankAmerica Financial, Inc.                                    San Francisco, CA
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BankAmerica Foundation                                         San Francisco, CA
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BankAmerica Fund Management Limited                            George Town, Grand Cayman, Cayman Is.
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BankAmerica Institutional Capital A                            San Francisco, CA
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BankAmerica Institutional Capital B                            San Francisco, CA
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BankAmerica Insurance Group, Inc.                              San Diego, CA
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BankAmerica International                                      San Francisco, CA
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BankAmerica International Financial Corporation                San Francisco, CA
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BankAmerica International Investment Corporation               Chicago, IL
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BankAmerica Investment Corporation                             Chicago, IL
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BankAmerica Nominees (1993) Pte Ltd.                           Singapore, Singapore
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BankAmerica Nominees (Hong Kong) Ltd.                          Hong Kong, PRC
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BankAmerica Nominees (Singapore) Pte. Ltd.                     Singapore, Singapore
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BankAmerica Nominees Limited (London)                          London, U.K.
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BankAmerica Realty Finance, Inc.                               Los Angeles, CA
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BankAmerica Realty Services, Inc.                              San Francisco, CA
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Bankamerica Representacao e Servicos Limitada                  Sao Paulo, Brazil
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BankAmerica Special Assets Corporation                         San Francisco, CA
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BankAmerica Trust and Banking Corporation (Bahamas) Limited    Nassau, Bahamas
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BankAmerica Trust and Banking Corporation (Cayman) Limited     George Town, Grand Cayman, Cayman Is.
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BankAmerica Trust Company (Hong Kong) Limited                  Hong Kong, PRC
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Barnesbury, Ltd.                                               Hamilton, Bermuda
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Barnett Auto Receivables Corp.                                 Reno, NV
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Barnett Bank Premises Company - Brickell                       Jacksonville, FL
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Barnett Capital I                                              Jacksonville, FL
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Barnett Capital II                                             Jacksonville, FL
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

                                       5
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
Barnett Capital III                                            Jacksonville, FL
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Barnett Community Development Corporation                      Jacksonville, FL
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Barnett Leasing Company                                        Jacksonville, FL
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Barnett Mortgage Company                                       Charlotte, NC
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Barnett Office Park Condominium Association, Inc.              Jacksonville, FL
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Barnett Southside Land, Inc.                                   Jacksonville, FL
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Bartlett Park Neighborhood Redevelopment, L.C.                 Tampa, FL
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Barton Apartments, L.P., The                                   St. Louis, MO
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BATCO Nominees Limited                                         Hong Kong, PRC
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Bay 2 Bay Leasing LLC                                          San Francisco, CA
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Bay Street Limited                                             George Town, Grand Cayman, Cayman Is.
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BBI Merchant Processing Company, LLC                           Charlotte, NC
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Becham (QSPE) Limited                                          George Town, Grand Cayman, Cayman Is.
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Beechnut Holdings, Inc.                                        Houston, TX
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Belmont Heights Development Company, L.C.                      Tampa, FL
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Beta Dearborn Limited Partnership                              Lake Forest, IL
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BFS Participacoes Ltda.                                        Sao Paulo, Brazil
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Binfield Ltd.                                                  Hamilton, Bermuda
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Birch Funding II, Inc.                                         Dallas, TX
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Birch Funding, Inc.                                            Dallas, TX
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BIRMSON, L.L.C.                                                Wilton, CT
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Biscayne Apartments, Inc.                                      Atlanta, GA
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BJ Services Trust 1997-1                                       Houston, TX
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BJCC, Inc.                                                     Wilton, CT
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Blue Ridge Finance Ltd.                                        Hamilton, Bermuda
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Blue Ridge Investments, L.L.C.                                 Charlotte, NC
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BNB Auto, Inc.                                                 St. Louis, MO
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Boatmen's Capital Management, Inc.                             St. Louis, MO
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Boatmen's Financial Services, Inc.                             St. Louis, MO
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Boatmen's Insurance Agency, Inc.                               St. Louis, MO
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BofA Investment Company S.A.                                   Buenos Aires, Argentina
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Brazilian Financial Services, Inc.                             San Francisco, CA
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Brazilian Tourism Holdings, Inc.                               San Francisco, CA
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Broadway Pointe Venture, LLC                                   Campbell, CA
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Bronco Street REIT                                             Dallas, TX
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Bunga Jambu Ltd.                                               Hamilton, Bermuda
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Bunga Orkid, Ltd.                                              Hamilton, Bermuda
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Bushton BCP Investment Partnership I, L.P.                     Wilmington, DE
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Bushton TRG Investment Partnership I, L.P.                     Wilmington, DE
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Bushton TRG Investment Partnership IV, L.P.                    Wilmington, DE
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C
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C&S Premises, Inc.                                             Atlanta, GA
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C&S Premises - SPE, Inc.                                       Atlanta, GA
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C.I.N.B. Nominees (London) Limited                             London, U.K.
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                                       6
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
C.N. Investments, Inc.                                         George Town, Grand Cayman, Cayman Is.
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Cabot Investments                                              London, U.K.
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California Street Limited                                      George Town, Grand Cayman, Cayman Is.
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CalKearn, LLC                                                  Reno, NV
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Canaan Collaborative Limited Partnership, The                  Houston, TX
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Canea FSC, Inc.                                                Charlotte Amalie, St. Thomas, U.S. V.I.
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Cape Canterbury, Ltd.                                          Hamilton, Bermuda
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Capital Courts Corporation                                     Washington, DC
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Capital Crossing Development Corporation                       Suitland, MD
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Capitol Information Networks, Inc.                             Austin, TX
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Carlton Court CDC, Inc.                                        Dallas, TX
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Carlton Court Limited Partnership                              Dallas, TX
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Carolina Investments Limited                                   London, U.K.
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Carolina Leasing Limited                                       London, U.K.
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Carolina Mountain Holding Company                              Charlotte, NC
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Cash Flow, Inc.                                                Charlotte, NC
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Castle Bay REIT                                                Dallas, TX
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Cathay Pacific/NationsBank Trust I (Grantor Trust)             Wilmington, DE
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CBD, L.L.C.                                                    St. Louis, MO
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CC Plaza M Corp.                                               Baltimore, MD
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Cedar Mill, LLC                                                Raleigh, NC
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Centrex Capital Automobile Assets (Number Four), Inc.          Melville, NY
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Centrex Capital Automobile Assets (Number Three), Inc.         Melville, NY
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Centrex Capital Automobile Assets (Number Two), Inc.           Melville, NY
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Centrex Capital Automobile Assets, Inc.                        Melville, NY
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Centrex Capital Corp.                                          Melville, NY
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Centrex Capital Corp. of PA                                    Melville, NY
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Charlotte Affordable Housing LLC, The                          Charlotte, NC
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Charlotte Gateway Village, LLC                                 Charlotte, NC
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Charlotte Transit Center, Inc.                                 Charlotte, NC
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Charter-Colonial Securities, Inc.                              Houston, TX
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Charter-Houston Securities, Inc.                               Houston, TX
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Chase Federal Housing Corporation                              Baltimore, MD
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Chase I, Inc.                                                  Miami, FL
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ChaseFed Insurance Co.                                         Miami, FL
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Chepstow Holding Corporation                                   Charlotte, NC
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Chepstow Real Estate Investment Trust                          Charlotte, NC
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Cherry Affordable Housing Corp.                                Charlotte, NC
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Chesapeake M Corp.                                             Baltimore, MD
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Chicago Equity Partners Corp.                                  Chicago, IL
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Church Street Crossing Associates, L.P.                        Washington, DC
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CIC Trading, S.A.                                              Buenos Aires, Argentina
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Citizens Financial Securities Corporation                      Fort Lauderdale, FL
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Citizens Real Estate, Inc.                                     Jonesboro, AR
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Citizens Travel, Inc.                                          Miami, FL
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                                       7
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
CIVC Fund, L.P.                                                Chicago, IL
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CIVC SBIC Fund, LLC                                            Chicago, IL
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Clark Street Redevelopment Corporation                         St. Louis, MO
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Clenston Ltd.                                                  Hamilton, Bermuda
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Columbia Community Investment Limited Partnership              Charlotte, NC
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Commerce Place Company                                         Nashville, TN
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Commonwealth National Bank                                     Mobile, AL
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Community Reinvestment Group, L.C.                             Fort Lauderdale, FL
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Companhia Internacional de Participacoes e Empreendimentos     Sao Paulo, Brazil
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Concorde Solutions, Inc.                                       Concord, CA
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Conestoga Trail REIT                                           Dallas, TX
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Consolidated Asset Management Company                          Oklahoma City, OK
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Continental Finanziaria S.P.A.                                 Milan, Italy
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Continental Illinois Venture Corporation                       Chicago, IL
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Continental Information & Technology Services Co. S.A.         Buenos Aires, Argentina
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Continental Partners Group, Inc.                               Chicago, IL
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Continental Servicios Corporativos, S.A. de C.V.               Mexico City, Mexico
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Coppell Limited                                                George Town, Grand Cayman, Cayman Is.
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Copperhead Lane Investments GP                                 Dallas, TX
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Corpus Christi Community Development Corporation               Corpus Christi, TX
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Courtcom M Corp.                                               Baltimore, MD
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Courtyards Apartments II, Inc.                                 Charlotte, NC
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Courtyards Apartments, Inc.                                    Atlanta, GA
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Covation LLC                                                   Atlanta, GA
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Coventry Village Apartments, Inc.                              Atlanta, GA
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CreditQuick Finance Company                                    Charlotte, NC
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CreditQuick, Inc.                                              Charlotte, NC
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Crockett Funding II, Inc.                                      Dallas, TX
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Crockett Funding, Inc.                                         Dallas, TX
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CSC Associates, L.P.                                           Marietta, GA
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CSF Holdings, Inc.                                             Tampa, FL
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CSI Holdings, Inc.                                             Charlotte, NC
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CSV Apartments LLC                                             Atlanta, GA
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Cupples Development, L.L.C.                                    St. Louis, MO
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D
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Dalespring Corporation                                         Wilton, CT
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Dana Partnership, The                                          Johannesburg, South Africa
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Danville Community Development Corporation                     Danville, VA
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Dartford River Crossing Limited                                Dartford, Kent, U.K.
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Davis Street Limited                                           George Town, Grand Cayman, Cayman Is.
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DCRS Corporation                                               Atlanta, GA
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Delabarre Place Property Holdings, Inc.                        Baltimore, MD
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Deportes Sports Holdings Limited                               George Town, Grand Cayman, Cayman Is.
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DFO Partnership                                                San Francisco, CA
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                                       8
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
Diamond Shoals Finance Ltd.                                    Hamilton, Bermuda
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Diamondback Park, Inc.                                         Dallas, TX
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Dill Avenue Redevelopment Partnership, LLC                     Atlanta, GA
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Dogwood Management LLC                                         Dallas, TX
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Down Under Leasing Corporation                                 Charlotte, NC
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DPC, Inc.                                                      Dallas, TX
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E
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Electronic Payments Exchange, Inc., The                        San Francisco, CA
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Eban Incorporated                                              Dallas, TX
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Eban Village I, Ltd.                                           Dallas, TX
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Eban Village II, Ltd.                                          Dallas, TX
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EBS Partnership, The                                           London, U.K.
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Education Financing Services, LLC                              Winston-Salem, NC
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Eighth Street, LLC                                             Charlotte, NC
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Electronic Broking Services Limited                            London, U.K.
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Elko Park, Inc.                                                Dallas, TX
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Elmsleigh Funding, Ltd.                                        George Town, Grand Cayman, Cayman Is.
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E-Loan, Inc.                                                   Dublin, CA
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Eloundra FSC, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
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Eloundra, Inc.                                                 San Francisco, CA
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Employee Relocation Consultants, Inc.                          Charlotte, NC
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Epidaurus FSC, Inc.                                            Charlotte Amalie, St. Thomas, U.S. V.I.
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EQCC Asset Backed Corporation                                  Jacksonville, FL
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EQCC Receivables Corporation                                   Jacksonville, FL
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EQCC Trans Receivable Corporation                              Jacksonville, FL
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EquiCredit Corporation                                         Jacksonville, FL
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EquiCredit Corporation of America                              Jacksonville, FL
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Equitable Deed Company                                         Los Angeles, CA
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Equitable Service Corporation                                   Miami, FL
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Equity/Protect Reinsurance Company                             Jacksonville, FL
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ESP Financial Services LLC                                     San Diego, CA
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Exchange, The                                                  Bellevue, WA
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EXHO PROPERTY, INC.                                            Baltimore, MD
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Export Funding Corporation                                     Charlotte, NC
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F
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Fallon Lane, Inc.                                              Dallas, TX
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Fallon Lane II, Inc.                                           Dallas, TX
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FBA Bancorp                                                    Chicago, IL
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Federal Properties I, Inc.                                     Baltimore, MD
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Fenchurch Steamship Corporation                                London, U.K.
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Fiduciary Services Limited                                     Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Finance Investment Company                                     Springfield, MO
--------------------------------------------------------------------------------------------------------------------
First Executive Leasing FSC Ltd.                               Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
First Executive Sands Leasing Corp.                            San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
First Executive Sands Leasing Corp.                            Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
First Florida Bank OREO Holding Company                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
First Housing Development Corporation of Florida               Tampa, FL
--------------------------------------------------------------------------------------------------------------------
First in Flight Finance Ltd.                                   Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
First Land Sales, Inc.                                         Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
First Midland Limited Partnership                              Lake Forest, IL
--------------------------------------------------------------------------------------------------------------------
First Mortgage Corporation                                     Dallas, TX
--------------------------------------------------------------------------------------------------------------------
First Revitalization Corp.                                     Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
First Shelter Service Corporation                              Brunswick, GA
--------------------------------------------------------------------------------------------------------------------
FKF, Inc.                                                      Des Moines, IA
--------------------------------------------------------------------------------------------------------------------
Fleetwood Credit Corp.                                         Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Fleetwood Credit Receivables Corp.                             Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Florida Affordable Housing 1998, L.L.C.                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Florida Housing Tax Credit Fund II, Ltd.                       Columbia, MD
--------------------------------------------------------------------------------------------------------------------
Florita Finance Ltd.                                           Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Fontana Finance Ltd.                                           Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Foppingadreef Investments (No. 2) N.V.                         Amsterdam, The Netherlands
--------------------------------------------------------------------------------------------------------------------
Foremost Factors Limited                                       New Delhi, India
--------------------------------------------------------------------------------------------------------------------
Forty-Six Twenty-Five Lindell Corp.                            Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Founders Bancorporation, Inc.                                  Oklahoma City, OK
--------------------------------------------------------------------------------------------------------------------
Fountain Square Corporation of Maryland                        Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Fundo 2000 de Conversao-Capital Estrangeiro                    Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
Fundo 2001 de Conversao-Capital Estrangeiro                    Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
G
--------------------------------------------------------------------------------------------------------------------
Galveston Funding, Inc.                                        Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Galveston Funding, Inc. II                                     Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Gartmore Global Partners                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Gatwick, Inc.                                                  Dallas, TX
--------------------------------------------------------------------------------------------------------------------
General Fidelity Insurance Company                             San Diego, CA
--------------------------------------------------------------------------------------------------------------------
General Fidelity Life Insurance Company                        San Diego, CA
--------------------------------------------------------------------------------------------------------------------
Gleneagles Trading LLC                                         Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
GLM Investments, Inc.                                          Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
GlobalNet Comunicaciones Financieras, S.A.                     Santiago, Chile
--------------------------------------------------------------------------------------------------------------------
Golden Gate Participacoes Ltda.                                Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
Gournia FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Gournia, Inc.                                                  San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Gravely Credit Corporation                                     Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Greater Brownsville Community Development Corporation          Brownsville, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
H
--------------------------------------------------------------------------------------------------------------------
Harbilan Corporation                                           Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Harbour Directors I Limited                                    George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Harbour Directors II Limited                                   George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Harbour Nominees Ltd.                                          George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Harbour Secretaries I Limited                                  George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Harper Farm M Corp.                                            Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Hatteras Finance Ltd.                                          Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Hays Plaza Apartments, L.P.                                    Hays, KS
--------------------------------------------------------------------------------------------------------------------
Heathrow, Inc.                                                 Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Heathrow, Inc. II                                              Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Hedges S.A.                                                    Buenos, Aires, Argentina
--------------------------------------------------------------------------------------------------------------------
Het Loo REIT, Co.                                              Reno, NV
--------------------------------------------------------------------------------------------------------------------
Hickory Park, Inc.                                             Dallas, TX
--------------------------------------------------------------------------------------------------------------------
High Point Estates, LLC                                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Historic District Redevelopment Partnership                    Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Holly Spring Meadows LLC                                       Forestville, MD
--------------------------------------------------------------------------------------------------------------------
Honfed Financial Services Corp.                                Honolulu, HI
--------------------------------------------------------------------------------------------------------------------
Hong Kong & Shanghai Insurance Company, Limited                Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
I
--------------------------------------------------------------------------------------------------------------------
Identrus, LLC                                                  New York, NY
--------------------------------------------------------------------------------------------------------------------
Inchroy Credit Corporation Limited                             Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Independence Plaza General Partner, Inc.                       St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Independence Plaza, L.P.                                       St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Integrion Financial Network, LLC                               Herndon, VA
--------------------------------------------------------------------------------------------------------------------
Interfirst (Leasing) Limited                                   London, U.K.
--------------------------------------------------------------------------------------------------------------------
InverAmerica S.A.                                              Santa Fe de Bogota, Colombia
--------------------------------------------------------------------------------------------------------------------
Inversiones of America Corredores de Bolsa Limitada            Santiago, Chile
--------------------------------------------------------------------------------------------------------------------
Inversiones y Negocios Fiduciarios S.A.                        Buenos Aires, Argentina
--------------------------------------------------------------------------------------------------------------------
InvestAmerica S.A.                                             Santiago, Chile
--------------------------------------------------------------------------------------------------------------------
Irapetra FSC, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Ironside Property Holdings, Inc.                               Irving, TX
--------------------------------------------------------------------------------------------------------------------
Irving Park, Inc.                                              Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Island Funding, Ltd.                                           Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Island Funding, Ltd. II                                        George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Ismael I, Inc.                                                 George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
ITG Secretaries Limited                                        Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
J
--------------------------------------------------------------------------------------------------------------------
Jambu Holdings, Inc.                                           San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Japan Airlines/NCNB 1993-1 (Grantor Trust)                     Wilmington, DE
--------------------------------------------------------------------------------------------------------------------
Jawbridge Finance, Inc.                                        Dallas, TX
--------------------------------------------------------------------------------------------------------------------
JCCA, Inc.                                                     Wilton, CT
--------------------------------------------------------------------------------------------------------------------
Jefferson, Marion, Washington Community Development
Corporation                                                    Corpus Christi, TX
--------------------------------------------------------------------------------------------------------------------
Joey Trust                                                     San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Justin, Inc.                                                   George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
K
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Kauai Hotel, L.P.                                              Los Angeles, CA
--------------------------------------------------------------------------------------------------------------------
Kavala FSC, Inc.                                               Bridgetown, Barbados
--------------------------------------------------------------------------------------------------------------------
Kenilworth Industrial Park Limited Liability Company           Washington, DC
--------------------------------------------------------------------------------------------------------------------
Kenilworth-Burroughs Limited Partnership                       Washington, DC
--------------------------------------------------------------------------------------------------------------------
Kill Devil Hills Finance Limited Partnership                   Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
Kill Devil Hills II Limited Partnership                        Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
Kitty Hawk Finance Ltd.                                        Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Knossus FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Korg Acceptance Corporation                                    Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
L
--------------------------------------------------------------------------------------------------------------------
L/G Redevelopment, LLC                                         Nashville, TN
--------------------------------------------------------------------------------------------------------------------
Laconia FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Laconia, Inc.                                                  San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Laredo Partners                                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
LaSalle Street Natural Resources Corporation                   Houston, TX
--------------------------------------------------------------------------------------------------------------------
Latin America Funding, Inc.                                    Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Lease Holding Company II Pte Ltd                               Singapore, Singapore
--------------------------------------------------------------------------------------------------------------------
Lease Holding Company III Pte Ltd                              Singapore, Singapore
--------------------------------------------------------------------------------------------------------------------
Lease Holding Company Pte Ltd                                  Singapore, Singapore
--------------------------------------------------------------------------------------------------------------------
Lee County Holdings Company                                    Tampa, FL
--------------------------------------------------------------------------------------------------------------------
Lee First, Inc.                                                Tampa, FL
--------------------------------------------------------------------------------------------------------------------
Leon Avenue Redevelopment Company                              Sarasota, FL
--------------------------------------------------------------------------------------------------------------------
Liberal Asset Management Administracao Financeira e
Consultoria                                                    Riod de Janeiro, Brazil
--------------------------------------------------------------------------------------------------------------------
Liberal Banking Corporation Ltd.                               Nassau, Bahamas
--------------------------------------------------------------------------------------------------------------------
Liberal S.A. Corretora de Cambio e Valores Mobiliarios         Rio de Janeiro, Brazil
--------------------------------------------------------------------------------------------------------------------
Linden Tree Development Corp.                                  Melville, NY
--------------------------------------------------------------------------------------------------------------------
Lindos FSC, Inc.                                               Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Lindos, Inc.                                                   San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Locomotive Lease Holding VII, Company                          Halifax, Nova Scotia
--------------------------------------------------------------------------------------------------------------------
Lubbock Funding, Inc.                                          Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Lubbock Funding, Inc. II                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Lyndhurst Properties Corp.                                     Melville, NY
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
M
--------------------------------------------------------------------------------------------------------------------
"M&M Realty, Inc."                                             St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Madison Park A Corp.                                           Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Madre Mesa Property Holdings, Inc.                             Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Maguire Partners-Glendale Center, LLC                          Los Angeles, CA
--------------------------------------------------------------------------------------------------------------------
Main Place Funding, LLC                                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Malia FSC, Inc.                                                Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Malia, Inc.                                                    San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Mar A Lowe Corp.                                               Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
MAR, Inc.                                                      Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Marco Polo Leasing Ltd.                                        Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Marco Properties, Inc.                                         Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Marnat Creek Limited Partnership                               Tucker, GA
--------------------------------------------------------------------------------------------------------------------
Marsico Capital Management, LLC                                Denver, CO
--------------------------------------------------------------------------------------------------------------------
Marsico Management Holdings, L.L.C.                            Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Maryland Housing Equity Fund Limited Partnership               Columbia, MD
--------------------------------------------------------------------------------------------------------------------
Maryland National Community Development Corporation            Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Maryland National Realty Investors, Inc.                       Washington, DC
--------------------------------------------------------------------------------------------------------------------
Mayfair Partners                                               Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Maywell Mark Corp.                                             Oklahoma City, OK
--------------------------------------------------------------------------------------------------------------------
MB Deal 97, S.L.                                               Madrid, Spain
--------------------------------------------------------------------------------------------------------------------
MBHD, LLC                                                      Nashville, TN
--------------------------------------------------------------------------------------------------------------------
MCOG Leasing Corp.                                             San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Mecklenburg Park, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Melwood M Corp.                                                Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Mercury Marine Acceptance Corporation                          Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
MESBIC Ventures Holding Company                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Metropolitan Commercial Properties Corporation I               Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Metropolitan Commercial Properties Corporation VIII            Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Metropolitan Commercial Properties Corporation X               Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Metropolitan Development, L.L.C.                               St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Middletown Finance, Inc.                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Midwest Realty & Management, Inc.                              Buffalo, NY
--------------------------------------------------------------------------------------------------------------------
Minbanc Capital Corp.                                          Washington, DC
--------------------------------------------------------------------------------------------------------------------
Misty Waters Apartments, Inc.                                  Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
MN World Trade Corporation                                     Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
MNC Affiliates Group, Inc.                                     Washington, DC
--------------------------------------------------------------------------------------------------------------------
MNC American Corporation                                       Birmingham, AL
--------------------------------------------------------------------------------------------------------------------
MNC Capital Corporation                                        Washington, DC
--------------------------------------------------------------------------------------------------------------------
MNC Consumer Discount Company                                  Washington, DC
--------------------------------------------------------------------------------------------------------------------
MNC Credit Corp                                                Washington, DC
--------------------------------------------------------------------------------------------------------------------
MNC Investment Bank, Ltd.                                      Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Mobley Park Apartments, L.C.                                   Tampa, FL
--------------------------------------------------------------------------------------------------------------------
Mohave Partners                                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
MOIL Corporation                                               Wilton, CT
--------------------------------------------------------------------------------------------------------------------
Montana Fundo de Renda Fixa-Capital Estrangeiro                Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
Montrose & Company, LLC                                        Reno, NV
--------------------------------------------------------------------------------------------------------------------
Moorpark Holding, Inc.                                         Chicago, IL
--------------------------------------------------------------------------------------------------------------------
Moraine Ltd.                                                   George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Motift, Inc.                                                   Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
MS Spitfire LLC                                                San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Multi Banco S.A.                                               Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
Multi-Family Housing Investment Fund I, LLC                    Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Mycenae FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Mycenae, Inc.                                                  San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
MYM Holdings Corporation                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
N
--------------------------------------------------------------------------------------------------------------------
N.B. (Bahamas) Ltd.                                            Nassau, Bahamas
--------------------------------------------------------------------------------------------------------------------
NAPICO/USAA Tax Credit Fund I                                  Beverly Hills, CA
--------------------------------------------------------------------------------------------------------------------
Nations Argentina, S.A.                                        Buenos Aires, Argentina
--------------------------------------------------------------------------------------------------------------------
Nations Commercial Corp.                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Nations de Colombia Ltda.                                      Santa Fe de Bogota, Colombia
--------------------------------------------------------------------------------------------------------------------
Nations Finance (Cayman) Limited                               George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Nations Finance Company                                        Dublin, Ireland
--------------------------------------------------------------------------------------------------------------------
Nations International Equity Fund (Offshore)                   George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Nations International Value Fund (Offshore)                    George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Nations Investment Management Limited                          London, U.K.
--------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities Fund (Offshore)               George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Nations Marsico Growth & Income Fund (Offshore)                George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
NationsBanc Auto Funding Corporation                           Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Business Credit, Inc.                              Tucker, GA
--------------------------------------------------------------------------------------------------------------------
NationsBanc Charlotte Center, Inc.                             Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Energy Group Denver, Inc.                          Denver, CO
--------------------------------------------------------------------------------------------------------------------
NationsBanc Equity Mortgage Corporation                        Richmond, VA
--------------------------------------------------------------------------------------------------------------------
NationsBanc Health Services, Inc.                              Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Agency, Inc.                             Norfolk, VA
--------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Company, Inc.                            Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Insurance Inc.                                     Mount Airy, MD
--------------------------------------------------------------------------------------------------------------------
NationsBanc Lease Finance VI                                   Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NationsBanc Leasing & R.E. Corporation                         Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Montgomery Holdings Corporation                    Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Mortgage Corporation of Georgia                    Tucker, GA
--------------------------------------------------------------------------------------------------------------------
NationsBanc Pacific Corporation                                Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBanc Retirement Management, Inc.                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
NationsBank (Export Finance) Limited                           London, U.K.
--------------------------------------------------------------------------------------------------------------------
NationsBank Brasil Holdings Ltda.                              Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
NationsBank CLO Corporation                                    Dallas, TX
--------------------------------------------------------------------------------------------------------------------
NationsBank CLO Funding Corp.                                  Dallas, TX
--------------------------------------------------------------------------------------------------------------------
NationsBank Europe Limited                                     London, U.K.
--------------------------------------------------------------------------------------------------------------------
NationsBank Housing Fund Investment Corporation                Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBank International Trust (Jersey) Limited               Saint Helier, Jersey, Channel Islands
--------------------------------------------------------------------------------------------------------------------
NationsBank Overseas Corporation                               Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsBank Trust Company of New York                          New York, NY
--------------------------------------------------------------------------------------------------------------------
NationsBridge, L.L.C.                                          Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Acceptance Corporation                 Irving, TX
--------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation                   Irving, TX
--------------------------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation of Nevada         Irving, TX
--------------------------------------------------------------------------------------------------------------------
NationsCredit Home Equity ABS Corporation                      Irving, TX
--------------------------------------------------------------------------------------------------------------------
NationsCredit Insurance Agency, Inc.                           Irving, TX
--------------------------------------------------------------------------------------------------------------------
NationsCredit Insurance Corporation                            Irving, TX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NationsCredit Manufactured Housing Corporation                 Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
NationsCredit Marine Funding Corporation                       Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
NationsCredit Securitization Corporation                       Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Nations-CRT Hong Kong, Limited                                 Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Nations-CRT U.K. & Co.                                         London, U.K.
--------------------------------------------------------------------------------------------------------------------
NationsLink Funding Corporation                                Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Nauplia FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
NB Capital Trust I                                             Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NB Capital Trust II                                            Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NB Capital Trust III                                           Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NB Capital Trust IV                                            Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NB Finance Lease, Inc.                                         Tucker, GA
--------------------------------------------------------------------------------------------------------------------
NB Financial Trading (Ireland) Limited                         Dublin, Ireland
--------------------------------------------------------------------------------------------------------------------
NB Holdings Corporation                                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NB Insurance Services, Inc.                                    Tucker, GA
--------------------------------------------------------------------------------------------------------------------
NB International Finance B.V.                                  Amsterdam, The Netherlands
--------------------------------------------------------------------------------------------------------------------
NB Partner Corp.                                               Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NBCDC Osborne, Inc.                                            Tampa, FL
--------------------------------------------------------------------------------------------------------------------
NBRE Realty LLC                                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
NCNB Corporate Services, Inc.                                  Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Atlantic, Inc.                                      Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance                                             Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance II                                          Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance III                                         Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance IV                                          Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Finance V                                           Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease International, Inc.                                 Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Lease Offshore, Inc.                                      Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
NCNB Properties, Inc.                                          Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Neighborhood Rental Limited Partnership II                     Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Nevin Rd Associates LLC                                        Raleigh, NC
--------------------------------------------------------------------------------------------------------------------
New Haven Limited Partnership                                  Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Newington Limited Partnership, The                             Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
NIMAC Finance Corp.                                            Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
NMS Capital, L.P.                                              New York, NY
--------------------------------------------------------------------------------------------------------------------
NMS Services (Cayman) Inc.                                     George Town Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
NMS Services, Inc.                                             New York, NY
--------------------------------------------------------------------------------------------------------------------
Nubia Redevelopment Partnership                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
O
--------------------------------------------------------------------------------------------------------------------
OA Management, Inc.                                            Tampa, Fl
--------------------------------------------------------------------------------------------------------------------
Oak Park at Nations Ford LLC                                   Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Oakland Trace Redevelopment, L.C.                              Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
Odessa Park, Inc.                                              Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Old Sterling Street REIT                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Olefinas Del Zulia, S.A.                                       Caracas, Chacao, Venezuela
--------------------------------------------------------------------------------------------------------------------
Orchards Subdivision, LLC, The                                 Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Osborne Landing, L.P.                                          Tampa, Fl
--------------------------------------------------------------------------------------------------------------------
Oshkosh/McNeilus Financial Services Partnership                Dodge Center, MN
--------------------------------------------------------------------------------------------------------------------
Outerbanks Finance Ltd.                                        Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Overseas Lending Corporation                                   San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Oxford Management Services Corp.                               Melville, NY
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
P
--------------------------------------------------------------------------------------------------------------------
Pacific Southwest Realty Company                               San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Padovano Investments                                           George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Pan American Mortgage Corp.                                    Miami, FL
--------------------------------------------------------------------------------------------------------------------
Paradise Funding, Ltd.                                         George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Park at Hillside, LLC, The                                     Nashville, TN
--------------------------------------------------------------------------------------------------------------------
Park at Lakewood L.L.C. dba Campbellton Glen Apartments LLC,   Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Pasir Mas Ltd.                                                 Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Patras FSC, Inc.                                               Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Patras, Inc.                                                   San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
PDE, Inc.                                                      George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
PDK Hangar, L.L.C.                                             Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Peak Finance Partners I, LP                                    Reno, NV
--------------------------------------------------------------------------------------------------------------------
Peak Finance Partners II, LP                                   Reno, NV
--------------------------------------------------------------------------------------------------------------------
Perissa LLC                                                    San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Phaestos FSC, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Piccadilly, Inc.                                               Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Piedmont Finance Ltd.                                          Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Pine Hill Investments, Inc.                                    Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Pine Oaks/Mesquite, Inc.                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Pinehurst Trading, Inc.                                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
PJM Office Building, LLC                                       Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
PJM Retail Center, LLC                                         Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Plano Partners                                                 Dallas, TX
--------------------------------------------------------------------------------------------------------------------
PNB Securities Corporation                                     Los Angeles, CA
--------------------------------------------------------------------------------------------------------------------
Poplar Partners                                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Poros FSC I, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC II, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC III, Inc.                                            Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC IV, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC IX, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC V, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC VI, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC VII, Inc.                                            Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC VIII, Inc.                                           Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC X, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC XI, Inc.                                             Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Poros FSC XII, Inc.                                            Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros FSC, Inc.                                                Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Poros VII, Inc.                                                San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Pratt Management Company                                       Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Price Auto Outlet of California, Inc.                          Melville, NY
--------------------------------------------------------------------------------------------------------------------
Private Export Funding Corporation                             New York, NY
--------------------------------------------------------------------------------------------------------------------
Pydna Corporation                                              San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Pylos FSC, Inc.                                                Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Pylos, Inc.                                                    San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Pyrgos FSC, Inc.                                               Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Pyrgos, Inc.                                                   San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Python Partners                                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Q
--------------------------------------------------------------------------------------------------------------------
Quality A Corp.                                                Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Quatro I, Inc.                                                 Tulsa, OK
--------------------------------------------------------------------------------------------------------------------
Queen City Partnership                                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
R
--------------------------------------------------------------------------------------------------------------------
Raffles Leasing Ltd.                                           Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Rainer Mortgage Company                                        Seattle, WA
--------------------------------------------------------------------------------------------------------------------
Rainier Credit Company                                         Seattle, WA
--------------------------------------------------------------------------------------------------------------------
Regent Street II, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Related Insured Tax Credit Partners III, L.P.                  New York, NY
--------------------------------------------------------------------------------------------------------------------
Renfrew Services Limited                                       Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Reprise, Inc.                                                  Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Republic Dallas Ltd. (U.K.)                                    London, U.K.
--------------------------------------------------------------------------------------------------------------------
RepublicBank Insurance Agency, Inc.                            Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Revitalizing Atlanta, Inc.                                     Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Reynoldstown Rising, LLC                                       Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Ritchie Court M Corporation                                    Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Rive Gauche A Corp.                                            Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
River City Capital Management, Inc.                            St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Roanoke Community Development Corporation                      Roanoke, VA
--------------------------------------------------------------------------------------------------------------------
Rockwell Resources, Inc.                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Rosedale Terrace Limited Partnership                           Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Royal Oaks, L.L.C.                                             Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
Ruby Aircraft Leasing and Trading Limited                      London, U.K.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
S
--------------------------------------------------------------------------------------------------------------------
Safari (QSPE) Limited                                          George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Sagebrush Holdings, Inc.                                       Las Vegas, NV
--------------------------------------------------------------------------------------------------------------------
Samedan Leasing Ltd.                                           Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
San Antonio Business Development Fund, Inc.                    San Antonio, TX
--------------------------------------------------------------------------------------------------------------------
Sandhills Finance Ltd.                                         Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Santa Isabela Limitada                                           Sao Paulo, Brazil
--------------------------------------------------------------------------------------------------------------------
Sardonyx Shipping Pte Ltd                                        Singapore, Singapore
--------------------------------------------------------------------------------------------------------------------
Savannah at Washington Park, LLC                                 Fayetteville, GA
--------------------------------------------------------------------------------------------------------------------
Savannah Community Development Corporation dba Savannah Regional Savannah, GA
Small Business Capital Fund
--------------------------------------------------------------------------------------------------------------------
Savannah International Sales, Inc.                               Charlotte Amalie, Saint Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Sawgrass Trading LLC                                             Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
SBMB Corporation                                                 Wilton, CT
--------------------------------------------------------------------------------------------------------------------
SCI Holdings Corporation                                         Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
SCIC LMN Springfield, LLC                                        Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
SCIC Riverwalk, LLC                                              Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
SCRC Carrolltowne, Inc.                                          Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
SCRC Process Service Corp.                                       Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Sea Ray Credit Corporation                                       Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Seabrook Operations, Inc.                                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Seafirst America Corporation                                     Seattle, WA
--------------------------------------------------------------------------------------------------------------------
Seafirst Insurance Corporation                                   Bellevue, WA
--------------------------------------------------------------------------------------------------------------------
Seafirst Leasing Company                                         Seattle, WA
--------------------------------------------------------------------------------------------------------------------
Seafirst Services Corporation                                    Seattle, WA
--------------------------------------------------------------------------------------------------------------------
Seaview of Seabrook, Inc.                                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Second Land Sales, Inc.                                          Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Securilease BV                                                   Amsterdam, The Netherlands
--------------------------------------------------------------------------------------------------------------------
Securitization Funding Corporation                               Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Security Pacific Acceptance Corp. II                             San Diego, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Australian Assets Limited                       Sydney, New South Wales, Australia
--------------------------------------------------------------------------------------------------------------------
Security Pacific Capital Leasing Corporation                     San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Equipment Finance (Europe) Inc.                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific EuroFinance Holdings, Inc.                      San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific EuroFinance, Inc.                               San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Financing Services Limited                      London, U.K.
--------------------------------------------------------------------------------------------------------------------
Security Pacific Hong Kong Holdings Limited                      Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Security Pacific Housing Services, Inc.                          San Diego, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific International Leasfinance, Inc.                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Lease Finance (Europe) Inc.                     San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Leasing Corporation                             San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security Pacific Overseas Investment Corporation                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security-First COM-I Corporation                                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Security-First Company                                           San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Sequoia Lane GP                                                  Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Service-Wright Corporation                                       Washington, DC
--------------------------------------------------------------------------------------------------------------------
Seventh Street Holdings Corporation                              Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Seventh Street Real Estate Investment Trust                      Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Shamrock Leasing Limited                                         London, U.K.
--------------------------------------------------------------------------------------------------------------------
Shanghai Enterprise Ltd.                                         Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
Shannon Company, A California Limited Partnerhsip, The           Modesto, CA
--------------------------------------------------------------------------------------------------------------------
Sherwood Terrace Apartments, Inc.                                Atlanta, GA
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Sidewinder Funding II, Inc.                                    Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Sidewinder Funding, Inc.                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Sierra Nevada Realty GP                                        Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Siesta Holdings, Inc.                                          Las Vegas, NV
--------------------------------------------------------------------------------------------------------------------
Signio, Inc.                                                   Redwood Shores, CA
--------------------------------------------------------------------------------------------------------------------
Silver Management Company                                      Las Vegas, NV
--------------------------------------------------------------------------------------------------------------------
Silver Management Holding Company                              Las Vegas, NV
--------------------------------------------------------------------------------------------------------------------
Skyros, Ltd.                                                   Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Societe Anonyme Immobiliere du 28 Place Vendome                Paris, France
--------------------------------------------------------------------------------------------------------------------
Societe Nouvelle Les Dolomites Francaises, SARL                Gresse en Vercors, France
--------------------------------------------------------------------------------------------------------------------
SOP M Corp.                                                    Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Sounion FSC, Inc.                                              Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
South Charles Investment Corporation                           Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
South Charles Realty Corp                                      Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Southern California Business Development Corporation           Los Angeles, CA
--------------------------------------------------------------------------------------------------------------------
Southern Dallas Development Fund, Inc.                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Sovran Capital Management Corporation                          Richmond, VA
--------------------------------------------------------------------------------------------------------------------
SPAA Leasing Corporation                                       San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Spitfire Capital Partners LP                                   San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Spotted Horse Holdings, Inc.                                   Cheyenne, WY
--------------------------------------------------------------------------------------------------------------------
Springfield Finance and Development Corporation                Springfield, MO
--------------------------------------------------------------------------------------------------------------------
Spruce Management LLC                                          Dallas, TX
--------------------------------------------------------------------------------------------------------------------
SRF Trading, Inc.                                              Miami, FL
--------------------------------------------------------------------------------------------------------------------
SRV-Highland, Inc.                                             Miami, FL
--------------------------------------------------------------------------------------------------------------------
St. Johns Place, L.C.                                          Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
St. Louis Investment Properties, Inc.                          Tampa, FL
--------------------------------------------------------------------------------------------------------------------
St. Wenceslaus Limited Partnership                             Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Stanton Road LLC                                               Washington, DC
--------------------------------------------------------------------------------------------------------------------
Star Systems, Inc.                                             Maitland, FL
--------------------------------------------------------------------------------------------------------------------
Statewide Administrative Services, Inc.                        Tucker, GA
--------------------------------------------------------------------------------------------------------------------
Steppington/Dallas, Inc.                                       Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Storey Asset Management Company                                Reno, NV
--------------------------------------------------------------------------------------------------------------------
Storey Asset Management Company II                             Reno, NV
--------------------------------------------------------------------------------------------------------------------
Storey Asset Management Company III                            Reno, NV
--------------------------------------------------------------------------------------------------------------------
Storey Asset Management Company IV                             Reno, NV
--------------------------------------------------------------------------------------------------------------------
Suburban Service Corporation                                   Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Parners XL, a Nevada Limited     Los Angeles, CA
Partnership
--------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners XXXII, a Nevada         Los Angeles, CA
Limited Partnership
--------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners XXXIII, a Nevada        Los Angeles, CA
Limited Partnership
--------------------------------------------------------------------------------------------------------------------
Suncoast Advertising Company, Inc.                             Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
Sunset Hill Corporation                                        Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
SunStar Acceptance Corporation                                 Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
SunStar Acceptance Corporation (Hawaii)                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Swallowtail Limited                                            St. Helier, Jersey, Channel Islands
--------------------------------------------------------------------------------------------------------------------
Sweet River Investments, Ltd.                                  George Town, Grand Camyan, Cayman Is.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Sweitzer M Corp.                                               Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Sycamore Funding II, Inc.                                      Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Sycamore Funding, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Sykesville M Corp.                                             Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
T
--------------------------------------------------------------------------------------------------------------------
Tabono Joint Venture                                           Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Tabono Partnership II, Ltd.                                    Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Tanah Merah Leasing Ltd.                                       Charlotte Amalie, St. Thomas, U.S.V.I.
--------------------------------------------------------------------------------------------------------------------
Tennessee Nationalease Corporation                             Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Terry Street Redevelopment Limited Liability Company           Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Thasos FSC, Inc.                                               Bridgetown, Barbados
--------------------------------------------------------------------------------------------------------------------
Third Coast Community Development Corporation                  Houston, TX
--------------------------------------------------------------------------------------------------------------------
Third Ward Committee, LLC                                      Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Third Ward Neighborhood Development Association                Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Three Commercial Place Associates                              Norfolk, VA
--------------------------------------------------------------------------------------------------------------------
Tidewater Partners Limited Partnership                         Virginia Beach, VA
--------------------------------------------------------------------------------------------------------------------
TIM, Inc.                                                      Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Tiryns FSC, Inc.                                               Charlotte Amalie, St. Thomas, U.S.V.I.
--------------------------------------------------------------------------------------------------------------------
Titulos Rioplatenses S.A.                                      Montevideo, Uruguay
--------------------------------------------------------------------------------------------------------------------
TJN Corporation                                                Wilton, CT
--------------------------------------------------------------------------------------------------------------------
T-Oaks Apartments, Inc.                                        Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
Tower Commercial Realty, Inc.                                  St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Tower Holdings, L.P.                                           St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Townsite Plaza Development, Inc.                               St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
TradeStreet Investment Associates, Inc.                        Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
TransAlliance LP                                               Bellevue, WA
--------------------------------------------------------------------------------------------------------------------
Transit Holding, Inc.                                          San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Transit Leasing Corporation                                    San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Transpacific Finance Limited Partnership                       Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
Transpacific Funding (1993), Inc.                              Wilmington, Delaware
--------------------------------------------------------------------------------------------------------------------
Transtex Management Company                                    Houston, TX
--------------------------------------------------------------------------------------------------------------------
Trinity Management Pte Ltd                                     George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Tri-Star Communications, Inc.                                  San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Tri-Tech, L.P.                                                 Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Trotwood Property Holdings, Inc.                               Irving, TX
--------------------------------------------------------------------------------------------------------------------
Troy Street Limited Liability Company                          Alexandria, VA
--------------------------------------------------------------------------------------------------------------------
Trunoms, Limited                                               Nassau, Bahamas
--------------------------------------------------------------------------------------------------------------------
Tryon Assurance Company, Ltd.                                  Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Tryon Investments II, LLC                                      San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Tryon Investments, LLC                                         Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Tyler Development Fund Inc.                                    Tyler, TX
--------------------------------------------------------------------------------------------------------------------
Tyler International Sales, Inc.                                Charlotte Amalie, Saint Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Tyler Trading, Inc.                                            Dallas, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

U
--------------------------------------------------------------------------------------------------------------------
U. N. Service Corp.                                            Little Rock, AR
--------------------------------------------------------------------------------------------------------------------
Ulysses Beta, Inc.                                             San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Ulysses Leasing Limited                                        St. Helier, Jersey, Channel Islands
--------------------------------------------------------------------------------------------------------------------
Ulysses Queensland Corporation                                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Union Modern Mortgage Corporation, The                         Little Rock, AR
--------------------------------------------------------------------------------------------------------------------
Union Realty and Securities Company                            St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
United States Airlease Holding, Inc.                           San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
UniTrusco Corporation                                          Jacksonville, FL
--------------------------------------------------------------------------------------------------------------------
University Fletcher Woods, Inc.                                Tampa, FL
--------------------------------------------------------------------------------------------------------------------
University Fletcher Woods, Ltd.                                Tampa, FL
--------------------------------------------------------------------------------------------------------------------
University Lofts Associates, L.P.                              St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
University Lofts Development, L.L.C.                           St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
University Park Shopping Center, LLC                           Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
USA Auto Mall of Florida, Inc.                                 Melville, NY
--------------------------------------------------------------------------------------------------------------------
USA Auto Mall of New Jersey, Inc.                              Melville, NY
--------------------------------------------------------------------------------------------------------------------
USA Auto Mall of New York, Inc.                                Melville, NY
--------------------------------------------------------------------------------------------------------------------
USA Auto Mall, Inc.                                            Melville, NY
--------------------------------------------------------------------------------------------------------------------
Uwharrie Finance Ltd.                                          Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
V
--------------------------------------------------------------------------------------------------------------------
Vasco da Gama Licenciamentos S.A.                              Rio de Janeiro, Brazil
--------------------------------------------------------------------------------------------------------------------
Venco, B.V.                                                    George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Vernon M Corp.                                                 Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Vernon Park, Inc.                                              Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Verrington Limited                                             George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------------------------
Villages of La Costa Southwest, L.L.C.                         San Diego, CA
--------------------------------------------------------------------------------------------------------------------
Viper LLC                                                      Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Vision Achievement Limited                                     Hong Kong, PRC
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
W
--------------------------------------------------------------------------------------------------------------------
WAC One, Inc.                                                  Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Wallace Terrace Apartments, L.P.                               Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
Wanda Finance Ltd.                                             Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Washington View (H) Corporation                                Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Washington View (NH) Corporation                               Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Washoe Asset Management Company                                Reno, NV
--------------------------------------------------------------------------------------------------------------------
WCH Limited Partnership                                        Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Wellington Land Company, Inc.                                  Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
Wellington Park/Lewisville, Inc.                               Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Wellston Homes General Partner, L.L.C.                         Clayton, MO
--------------------------------------------------------------------------------------------------------------------
Wellston Homes, L.P.                                           St. Louis, MO
--------------------------------------------------------------------------------------------------------------------
Wendover Lane II, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------------------------
Wendover Lane, Inc.                                            Dallas, TX
--------------------------------------------------------------------------------------------------------------------
West Trade, LLC                                                Charlotte, NC
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Westview Terrace Apartments, L.L.C.                            Miami, FL
--------------------------------------------------------------------------------------------------------------------
White Sands Leasing Corporation                                San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Wickliffe A Corp.                                              Baltimore, MD
--------------------------------------------------------------------------------------------------------------------
William Mann Jr. Community Development Corporation             Fort Worth, TX
--------------------------------------------------------------------------------------------------------------------
Windmill Leasing Ltd.                                          Charlotte Amalie, St. Thomas, U.S. V.I.
--------------------------------------------------------------------------------------------------------------------
Windmill Sands Leasing Corporation                             San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Wingtip Finance Ltd.                                           Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Winnebago Acceptance Corporation                               Alpharetta, GA
--------------------------------------------------------------------------------------------------------------------
Wolnoms, Limited                                               Nassau, Bahamas
--------------------------------------------------------------------------------------------------------------------
Woods at Addison LLC                                           Capitol Heights, MD
--------------------------------------------------------------------------------------------------------------------
Worthen Community Development Corporation                      Little Rock, AR
--------------------------------------------------------------------------------------------------------------------
Worthen Development Corporation, Inc.                          Maumelle, AR
--------------------------------------------------------------------------------------------------------------------
Worthen Mortgage Company                                       Buffalo, NY
--------------------------------------------------------------------------------------------------------------------
Wrightbrothers Ltd.                                            Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Y
--------------------------------------------------------------------------------------------------------------------
Yellow Rose Investments Company                                Dallas, TX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Z
--------------------------------------------------------------------------------------------------------------------
Zentac Productions, Inc.                                       San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
Zeus 1999 FSC, Ltd.                                            Hamilton, Bermuda
--------------------------------------------------------------------------------------------------------------------
Zeus 1999, Inc.                                                San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
200 Madison Avenue Realty Corporation                          Charlotte, NC
--------------------------------------------------------------------------------------------------------------------
200 Service Corp.                                              Miami, FL
--------------------------------------------------------------------------------------------------------------------
555 California Street Partners                                 San Francisco, CA
--------------------------------------------------------------------------------------------------------------------
724 Solutions, Inc.                                            Toronto, Ontario, Canada
--------------------------------------------------------------------------------------------------------------------
693327 Ontario Limited                                         Toronto, Ontario, Canada
--------------------------------------------------------------------------------------------------------------------
IV CB&T Tulsa Holdings, Inc.                                   Tulsa, OK
--------------------------------------------------------------------------------------------------------------------